PROPERTY AND EQUIPMENT (Tables)	9 Months Ended
Sep. 30, 2017
Property And Equipment Tables
Schedule of property and equipment
Classification	September 30, 2017	December 31, 2016
Buildings and improvements	$1,338	$-
Equipment and machinery	3,349,688	-
Tractors	2,658,720	-
Trucks and other vehicles	1,419,545	-
Total	7,429,291	-
Less: Accumulated depreciation	(912,168)	-
Property and equipment, net	$6,517,123	$-